Sales of Receivables	9 Months Ended
Sep. 30, 2015
Text Block [Abstract]
Sales of Receivables

NOTE 4 — SALES OF RECEIVABLES

Holdings has factoring agreements arranged by seven customers with eight banks. Under these agreements, Holdings has the ability to sell undivided interests in certain of its receivables to the banks which in turn have the right to sell an undivided interest to a financial institution or other third party. Holdings enters into these relationships at its discretion as part of its overall customer agreements and cash management activities. Pursuant to these agreements, $54.5 million and $63.7 million of receivables were sold during the three months ended September 30, 2015 and 2014, respectively, and $171.5 million and $186.3 million of receivables were sold during the nine months ended September 30, 2015 and 2014, respectively.

Holdings retained no rights or interests in the receivables, and has no obligations with respect to the sold receivables. Holdings does not service the receivables after the sales.

The sales of receivables were accounted for as a sale and were removed from the balance sheet at the time of the sales. The costs of the sales were discounts deducted by the factoring companies and accounted for as a loss on sale. These costs were $1.0 million for each of the three months ended September 30, 2015 and 2014, and $3.0 million and $2.8 million for the nine months ended September 30, 2015 and 2014, respectively. These costs are recorded in the interim unaudited condensed consolidated statements of comprehensive income (loss) in miscellaneous, net.